Exhibit 10.26.14

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER

THIRTEEN TO DELTA

CONNECTION

AGREEMENT

This Amendment Number Thirteen (this “Amendment”), dated as of May 31, 2019, to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Republic Airways Inc. (as successor by merger to Shuttle America Corporation and f/k/a Republic Airline Inc.) (“Operator”), 8909 Purdue Road, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Indianapolis, Indiana 46268.

WHEREAS, Delta, Operator and Republic are parties to the Agreement; and

WHEREAS, on or about [***], the ERJ-170 aircraft with FAA registration number [***] (the “Damaged Aircraft”) was irreparably damaged; and

WHEREAS, the parties now wish to remove the Damaged Aircraft from the scope of the Agreement and replace it with another ERJ-170 aircraft; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.	Replacement of One (1) ERJ-170 Aircraft.

A.	The Damaged Aircraft shall be removed from the scope of the Agreement effective as of [***].

B.

Pursuant to Sections 1(A) and 17 of the Agreement, the Embraer ERJ-170 aircraft with FAA registration number [***] (the “Replacement Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement [***] and this Amendment. The Replacement Aircraft shall be deemed a [***].

C.	Exhibit A to Amendment Eleven shall be restated in its entirety to the following:

[***] ERJ —170 Aircraft

Aircraft	Scheduled In-Service Date	Removal Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.	Miscellaneous.

A.

This Amendment, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

(Signatures appear on following page)

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.	Delta Air Lines, Inc.

By: /s/ Paul Kinstedt	By: /s/ David Garrison
Name: Paul Kinstedt	Name: David Garrison
Title: SVP & COO	Title: SVP – Delta Connection

Republic Airways Inc.
(f/k/a/ Republic Airline Inc.)

By: /s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP & COO

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